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[GRAPHIC OMITTED]
Exhibit 10.30
IAT Multimedia, Inc., Geschaftshaus Wasserschloss
Aarestrasse 17, CH-5300 Vogelsang-Turgi
Telefon +41 56 223 50 22, Fax +41 56 223 50 23




Mr.
Arnold J. Wasserman
Brookwood Drive
West Caldwell, NJ 07006
USA



                                                          Vogelsang, March 2,
1998
                                                          JA/MG




IAT Multimedia, Inc.
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Dear Arnold

Pursuant to our letter of February 26, 1998 this is to confirm that the consulting agreement is still in effect except the terms relating to cash payments under this agreement. This term is no longer in effect. All other terms relating to this agreement are still in effect.


Sincerely,


IAT Multimedia, Inc.




Jacob Agam